Exhibit 99.1

                      DELTA OIL & GAS, INC.

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Delta Oil & Gas, Inc. (the Company) on Form 10-QSB for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Pamela Starek, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Pamela Starek
---------------------------------------
Pamela Starek
Principal Executive Officer
Principal Financial Officer
August 14, 2003

     A signed original of this written statement required by Section
906 has been provided to Delta Oil & Gas, Inc. and will be retained by Delta Oil & Gas, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.